                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (date of earliest event reported): May 4, 1999

                             WANG LABORATORIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                1-5677                04-2192707
--------------------------------------------------------------------------------
 (State or Other Jurisdiction   (Commission            (IRS Employer
      of Incorporation)         File Number)         Identification No.)

 600 Technology Park Drive, Billerica, Massachusetts                 01821-4130
 -------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                      (Zip Code)

                                 (508) 967-5000
--------------------------------------------------------------------------------
                         Registrant's Telephone Number,
                               Including Area Code

                                       N/A
--------------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

ITEM 5.  OTHER EVENTS.

     On May 4, 1999, Wang Laboratories, Inc. (the "Company"), Getronics NV ("Parent") and Getronics Acquisition, Inc. ("Sub") announced that they have signed a definitive merger agreement (the "Merger Agreement") for Parent to acquire, through Sub, all the outstanding shares of common stock, par value $0.01 per share ("Common Stock"), of the Company. The Merger Agreement also provides for the acquisition by Parent, through Sub, of all other equity instruments of the Company convertible into or exercisable for Common Stock on an as converted or as exercised basis.

        Under the agreement, Parent commenced, on May 10, 1999, a cash tender offer for (a) all the outstanding shares Common Stock at $29.25 per share and
(b) all other outstanding equity instruments of the Company convertible into or exercisable for Common Stock at an amount per instrument determined on an as converted or as exercised basis. Following the consummation of the tender offer, Parent, through Sub, will acquire through a merger all shares of Common Stock (and all other equity instruments of the Company convertible into or exercisable for Common Stock) not purchased in the tender offer at the same price, except that the Series B Cumulative Convertible Preferred Stock, par value $0.01, of the Company shall become convertible into the right to receive, upon conversion, cash equal to $1,101.17.

     The Company's Board has determined that the terms of the tender offer and merger are fair to, and in the best interests of, the Company and its stockholders, and has recommended that all stockholders accept the offer. The Board of Directors of the Company has received an opinion from its financial advisor, Credit Suisse First Boston Corporation, to the effect that the consideration proposed to be paid in the transaction is fair to the holders of Common Stock from a financial point of view.

     The tender offer will be conditioned upon, among other things, the tender of Offer Securities representing a majority of the Common Stock Equivalents (as defined in the Merger Agreement).

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is attached as Exhibit 2.1 hereto and hereby incorporated herein by reference, and by the related Press Release, which is attached as Exhibit 99.1 hereto and hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

2.1      Agreement and Plan of Merger, dated as of May 3,
         1999 by and among Wang Laboratories, Inc.,
         Getronics NV and Getronics Acquisition, Inc.

99.1     Press Release dated May 4, 1999

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            Wang Laboratories, Inc.


Date:  May 14, 1999                       By:  /s/ Albert A. Notini
                                               --------------------------------
                                               Name:  Albert A. Notini
                                               Title: Executive Vice-President,
                                                      General Counsel and
                                                      Secretary

                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION                        SEQUENTIALLY
                                                       NUMBERED PAGE
2.1                 Agreement and Plan of Merger,
                    dated as of May 3, 1999 by
                    and among Wang Laboratories,
                    Inc., Getronics NV and
                    Getronics Acquisition, Inc.

99.1                Press Release dated May 4,
                    1999